FIRST QUARTER 2012 EARNINGS CALL PRESENTATION APRIL 27, 2012 Exhibit 99.1

Related to Forward-Looking Statements
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Adjusted EBITDA, cash earnings, cash earnings per diluted share and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-
looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties.
These statements are not guarantees of future performance.  Actual results may differ materially from those contemplated by forward-looking statements. National Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 13, 2012, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.  Forward-
looking statements made during this presentation speak only as of today's date.  NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Related to Non-GAAP Financial Information
The Company analyzes its performance using historical and forward-looking non-GAAP financial measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, and percentages or calculations using these measures.  The Company believes these non-GAAP financial measures provide additional meaningful methods of evaluating certain aspects of the
Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest, the after-tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations, the after-tax impact of management contract buyouts and the after-tax impact of certain non-recurring items. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, net, the accelerated vesting of certain RSUs, any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations and the expense related to management contract buyouts. Adjusted EBITDA should not be viewed as a substitute for net income. A reconciliation of these non-GAAP financial measures to their GAAP counterparts for the periods presented herein is provided in the Company’s quarterly financial supplement for the period ended March 31, 2012, which is available on the Investor Relations section of the Company’s
Web site at www.nfp.com.

Reconciliation: Net Income to Cash Earnings
(1) Cash earnings is a non-GAAP financial measure, which the Company defines as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest, the after-tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations, the after-tax impact of management contract buyouts and the after-tax impact of certain non-recurring items.
(2) The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.
Q1 2012 Q1 2011
GAAP net income $  5,618 $  6,876
Amortization of intangibles 8,275 7,962
Depreciation 3,146 3,077
Impairment of goodwill and intangible assets 3,228 -
Tax benefit of impairment of goodwill and intangible assets (1,227) -
Non-cash interest, net of tax 717 631
Change in estimated acquisition earn-out payables, net of tax 2,544 -
Management contract buyout, net of tax 2,080 -
Cash earnings (1) $24,381 $ 18,546
GAAP net income per share - diluted $    0.13 $    0.15
Amortization of intangibles 0.19 0.18
Depreciation 0.07 0.07
Impairment of goodwill and intangible assets 0.08   -
Tax benefit of impairment of goodwill and intangible assets (0.03)   -
Non-cash interest, net of tax 0.02 0.01
Change in estimated acquisition earn-out payables, net of tax 0.06 -
Management contract buyout, net of tax 0.05   -
Cash earnings per share - diluted (2) $   0.57 $    0.41
($ in thousands, except per share data)

Reconciliation: Net Income to
Adjusted EBITDA
(1) Adjusted EBITDA is a non-GAAP financial measure, which the Company defines as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, net, the accelerated vesting of certain RSUs, any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations and the expense related to management contract buyouts.
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net. These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.
For a reconciliation of Adjusted EBITDA per reportable segment for the three months ended March 31, 2011, June 30, 2011, September 30, 2011, December 31,
2011 and March 31, 2012, please see the Company’s quarterly financial supplement for the period ended March 31, 2012 which is available on the Investor
Relations section of the Company’s Web site at
Corporate Individual Advisor
(in thousands) Client Group Client Group Services Group Consolidated
For the three months ended March 31, 2012
GAAP net income 5,618 $
Income tax expense 1,775
Interest income (629)
Interest expense 4,121
Other, net (880)
Income from operations 6,648 $                1,182 $                2,175 $                10,005 $
Amortization of intangibles 5,909 2,366 - 8,275
Depreciation 1,427 1,012 707 3,146
Impairment of goodwill and intangible assets 2,680 548 - 3,228
(Gain) loss on sale of businesses, net 46 (397) - (351)
Change in estimated acquisition earn-out payables 4,466 - - 4,466
Management Buyouts 3,355 - - 3,355
Adjusted EBITDA
(1)
24,531 $             4,711 $                2,882 $                32,124 $
For the three months ended March 31, 2011
GAAP net income 6,876 $
Income tax expense 6,508
Interest income (974)
Interest expense 3,771
Other, net (3,187)
Income from operations 11,216 $             (685) $                  2,463 $                12,994 $
Amortization of intangibles 5,151 2,811 - 7,962
Depreciation 1,624 1,155 298 3,077
Impairment of goodwill and intangible assets - - - -
(Gain) loss on sale of businesses, net - - - -
Change in estimated acquisition earn-out payables - - - -
Management Buyouts - - - -
Adjusted EBITDA
(1)
17,991 $             3,281 $                2,761 $                24,033 $
www.nfp.com.

JESSICA BIBLIOWICZ

1Q12 Highlights
Revenue $254.1 million
Revenue growth +8.9%
Organic revenue growth +5.9%
– Corporate Client Group +8.4%
– Individual Client Group +5.3%
– Advisor Services Group +2.5%
Growth from acquisitions
Corporate Services NY
P&C sub-acquisitions
Adjusted EBITDA grew 33.7%; margin expansion
Reiterate outlook for remainder of 2012

2012 Balanced Capital Allocation Strategy
Strategic acquisitions of $80 million
Includes approximately $20 million for management contract
buyouts
Recurring revenue businesses
New share repurchase authorization - $50 million
Intend to begin in May 2012, subject to market and other
conditions
Reinvestment in existing businesses
Enhance leadership position in benefits, insurance and wealth management

Recurring Revenue
Quarter-over-Quarter
Recurring Revenue
1
Recurring revenue includes revenue from corporate and executive benefits, property & casualty, wealth management and asset-based fees and trails.
2
Previously reported as 57.0% and 61.0% for FY10 and 1Q10, respectively; updated due to re-categorization of certain asset-based fees and trails.
1
Year-over-Year Recurring
Revenue
2
2
58.0%
62.4%
61.9%
63.0%
65.8%
1Q10 1Q11 1Q12
FY11 FY10

DOUG HAMMOND

Business Segments
Advisor Services Group
Individual Client Group
Corporate Client Group
($ in millions)
Organic revenue growth +5.9%
– Corporate Client Group +8.4%
– Individual Client Group +5.3%
– Advisor Services Group +2.5%
$61.4
24.2%
$80.6
31.7%
44.1%
$112.1
1Q12 Revenue $254.1 million

Business Segment
1Q12 Overview & Components of Revenue
% of CCG
Revenue
76.9%
13.2%
9.9%
44.1%
27.3%
52.1%
Steady and recurring business
Diversification of products and services
Health & Welfare
– Health care reform
Retirement
NFP Executive Benefits
P&C
Strategic acquisition pipeline
1Q 2012 organic revenue growth +8.4%
FY 2012 expectations for CCG
3% - 4% organic growth
Expect relatively flat organic growth in 3Q12
Adjusted EBITDA margins
Growth from acquisitions
Corporate Benefits
Executive Benefits
Property & Casualty
Corporate Client Group
– Approximately 18.5% in 2Q12
– 19%-20% in second half of 2012

Business Segment
1Q12 Overview & Components of Revenue
27.3%
52.1%
Individual Client Group
31.7%
Retail Life
Marketing Organization & Wholesale Life
Brokerage
Wealth Management
% of ICG
Revenue
20.6%
27.3%
52.1%
Life insurance
Challenges and uncertainty remain
in the market
Wealth management
Solid performance continues

Business Segment
1Q12 Overview & Components of Revenue
27.3%
52.1%
Advisor Services Group
Asset Based Fees & Trails
Commissions & Non-Recurring Fees
% of ASG
Revenue
62.8%
37.2%
24.2%
Business drivers
New assets
Advisor recruitment
Asset-based fees
AUM $10.1 billion, up 4.7% vs 4Q11
1Q 2012 organic revenue growth +2.5%
FY 2012 expectations for ASG
4% - 5% organic growth
Investments in recruiting and marketing
Adjusted EBITDA margins approximately 4.5%-5.0%

DONNA BLANK

1Q12 Consolidated Financial Highlights
($ in millions)
63.0% 65.8%
Recurring
Revenue
Individual Client Group
Corporate Client Group
Advisor Services Group
Adjusted EBITDA Margin
1Q11 1Q12
Corporate Client Group 18.8% 21.9%
Individual Client Group 4.2% 5.8%
Advisor Services Group 4.6% 4.7%
Consolidated 10.3% 12.6%
1
The sum of the components may not agree to total due to rounding.
Revenue Adjusted EBITDA & Margin
Adjusted EBITDA growth +33.7% and margin expansion
$95.5
$112.1
$77.8
$80.6
$60.0
$61.4
1Q11 1Q12
$18.0
$24.5
$3.3
$4.7
$2.8
$2.9
1Q11 1Q12
$32.1
$24.0
$254.1
$233.3
1

(Compensation  Expense, Employees )+(Fees to Principals)
Revenue
Total Compensation
Ratio
=
Total Compensation Ratio by Segment
Corporate Client Group Individual Client Group
49.7%
47.8%
48.6%
50.2%
50.0%
49.2%
49.0%
51.2%
46.0%
48.0%
50.0%
52.0%
54.0%
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12
54.0%
52.3%
51.7%
48.9%
50.7%
52.4%
52.3%
52.2%
46.0%
48.0%
50.0%
52.0%
54.0%
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12
Qtrly
YTD

Operating Cash Flow
Quarterly/Annual Operating Cash Flow
Q1’12 Impacted by Principal Incentive Payment of $7.3 million
(1) Sum of the quarters may not agree to the full year total due to rounding.
($ in millions)
1
-$2
$34
$50
$41
$124
$5
$37
$34
$43
$119
-$6
$40
$46
$36
$116
-$15
Q1'09 Q2'09 Q3'09 Q4'09 FY'09 Q1'10 Q2'10 Q3'10 Q4'10 FY'10 Q1'11 Q2'11 Q3'11 Q4'11 FY'11 Q1'12

2012 Balanced Capital Allocation
Balanced approach to capital allocation; maintain financial flexibility
1Q12 strategic acquisitions and sub-acquisitions:
– Investment of $27 million cash consideration in acquisitions
– Management contract buy-outs of $3 million (in P&L)
Reinvestment in existing businesses
Stock buyback authorization of $50 million in place.
– Expected to begin in May 2012, subject to market and other conditions